Westfield Financial, Inc. 8-K

Exhibit 99.1

W ESTFIELD F INANCIAL , I NC . NASDAQ: WFD GRIFFIN FINANCIAL GROUP LLC BOSTON INVESTOR MEETINGS M AY 28, 2014

F ORWARD – LOOKING STATEMENTS Today’s presentation may contain forward - looking statements, which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • changes in the interest rate environment that reduce margins; • changes in the regulatory environment; • the highly competitive industry and market area in which we operate; • general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality; • changes in business conditions and inflation; • changes in credit market conditions; • changes in the securities markets which affect investment management revenues; • increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; • changes in technology used in the banking business; • the soundness of other financial services institutions; • certain of our intangible assets may become impaired in the future; • our controls and procedures may fail or be circumvented; • new lines of business or new products and services, including the additions of the Westfield Wealth Management and Insurance Group; • changes in key management personnel ; • r ecent or proposed legislative and regulatory initiatives; • severe weather, natural disasters, acts of war or terrorism and other external events; and • other factors set forth in our Annual Report on Form 10 - K for this year ended December 31, 2013, and other reports filed by us with the Securities and Exchange Commission (“SEC ”). Any or all of our forward - looking statements in today’s presentation or in any other public statements we make may turn out to be wrong . They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties . Consequently, no forward - looking statements can be guaranteed . We disclaim any obligation to subsequently revise any forward - looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events . 2

W ESTFIELD F INANCIAL O VERVIEW ▪ A bank holding company headquartered in Westfield, MA with $ 1 . 3 billion in assets, 11 branches throughout Hampden County in western Massachusetts and one banking center in Granby, CT . ▪ Successfully transitioned to a commercial bank model from a legacy mutual thrift . o 21 % C&I loans and 17 % owner occupied CRE as of March 31 , 2014 . o Loan growth of $ 51 . 9 million as of March 31 , 2014 , up 8 . 7 % from the same time period in 2013 . o Strong credit quality always essential – NPL / Loans of 0 . 48 % as of March 31 , 2014 . o Non - maturity deposits represents 57 % of total deposits . ▪ Ranked # 4 in cities where we have branches in deposit market share (# 5 in Hampden County) . ▪ 2013 EPS of $ 0 . 34 per share, compared to $ 0 . 26 in 2012 . EPS of $ 0 . 09 per share in first quarter 2014 , compared to $ 0 . 08 in the first quarter of 2013 . ▪ Extremely strong regulatory capital ratios and capital rationalization remains a priority . o TCE/TA of 11 . 60 % at March 31 , 2014 , down from 29 . 03 % at December 31 , 2006 . o Actively returned capital to shareholders with 2 . 7 million shares repurchased and $ 0 . 29 per share in dividends in 2013 . ▪ Strong and seasoned management team with long tenure at WFD . o The Company’s top five senior officers have a combined 116 years of experience in the banking industry and 82 years of tenure with WFD . 3

B RANCH F OOTPRINT 4

E XPERIENCED C OMMERCIAL L ENDING T EAM Years Lending Years with Westfield Bank Prior Experience James Hagan President and CEO 29 19 Fleet Bank Allen Miles EVP and Senior Lender 25 15 Westbank, Bank of New England Commercial Lenders: Dennis Keefe 34 2 Berkshire Bank, Fleet Bank Ted Horan 30 New hire 4Q 2013 Liberty Bank Richard Hanchett 27 6 New Alliance Bank Louis Gorman 24 13 United Bank, Fleet Bank Thomas Cebula 17 2 Fleet Bank Michael Harrington 15 6 New Alliance Bank Sharon Czarnecki 6 21 Credit Analyst, Westfield Bank Brittany Kelleher 4 6 Credit Analyst, Westfield Bank 5

S TRATEGIC FOCUS AND PLANNING ▪ Focus on strengths while leveraging our excess capital: o continue attracting top bankers and targeting demographically strong high growth; o emphasize organic growth but remain opportunistic with regard to strategic acquisitions; and o Effective deployment of excess capital – profitable growth vs buybacks and dividends. ▪ Favorable shift in interest earning assets by way of loan growth with less reliance on investment portfolio. ▪ Experiencing improving business conditions in our markets as the economy recovers. ▪ Target small and mid - sized consumers and businesses, which the large banks are not focused on: o Increase C&I and CRE portfolios by targeting businesses in western Massachusetts and northern Connecticut. o C&I relationships include transactional deposit account relationships. o Hired 2 seasoned commercial lenders in 2012, and in 4Q 2013, hired a dedicated commercial lender for the northern Connecticut market. ▪ Grow residential real estate lending to diversify risk and deepen customer relationships. 6

▪ Emphasis on protecting tangible book value (TBV) as demonstrated by the restructure of the investment portfolio, execution of interest rate swaps, along with elimination of the special dividend. ▪ Active repurchase program has advantage of repurchasing shares below TBV . ▪ Prudent management of noninterest expense. ▪ Recently introduced wealth management services, which is a new source of fee income, without significant increase in operating expenses. ▪ Provide technology solutions desired by our customers, including mobile banking. 7 S TRATEGIC FOCUS AND PLANNING

▪ Balanced maturity and repricing schedule of loan portfolio: o 25.1% of loan portfolio due within one year; o 40.6% of loan portfolio due within three years; and o 55.9% of loan portfolio due within five years. ▪ $ 155.0 million notional of float - to - fixed interest rate swaps executed in 2013: o Includes $135.0 million notional of forward - starting. o Maturities through September 2022 . ▪ Thoughtful rebalancing of the mix in the securities and loan portfolios: o Steady cash flow generated by the securities portfolio is a reliable source of liquidity. 8 A CTIVE INTEREST RATE RISK MANAGEMENT

C APITAL M ANAGEMENT A C OMBINATION OF F OUR I NITIATIVES ▪ Fund organic growth. ▪ Repurchase shares of our common stock. ▪ Pay dividends to shareholders. ▪ Finance acquisitions. We try to effectively balance capital deployment to earn a return on our shareholders’ investment versus returning the capital dollar - for - dollar in repurchases and dividends. 9

I MPROVED MIX OF INTEREST EARNING ASSETS INCREASING LOANS AND REDUCING SECURITIES 10 $ in millions 583 595 596 607 620 637 648 664 636 631 607 558 554 542 $500 $550 $600 $650 $700 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Loans Securities

S TABLE AND C ONSISTENT N ET I NTEREST M ARGIN T AX E QUIVALENT B ASIS 11 As of March 31, 2014 1.00% 1.50% 2.00% 2.50% 3.00% 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2.52% 2.47% 2.59% 2.55% 2.62% 2.57% 2.63%

L OAN P ORTFOLIO C OMPOSITION C&I AND O WNER O CCUPIED CRE ACCOUNT FOR 42% OF THE PORTFOLIO $ in millions As of March 31, 2014 12 Owner Occupied CRE $111.1 17% Non Owner Occupied CRE $163.0 25% Consumer Loans $1.5 1% Home equity $35.9 5% Residential Real Estate $203.6 31% Commercial & Industrial $133.1 21%

C OMMERCIAL L OAN P ORTFOLIO B Y M ARKET S EGMENT D IVERSIFIED AMONGST A VARIETY OF SEGMENTS 13 $ in millions As of March 31, 2014 Manufacturing $55.7 14% Wholesale Trade $36.5 9% Retail Trade $28.3 7 % Real Estate, Rental & Leasing $142.0 35 % Professional, Scientific & Technical $17.3 4% Educational & Health Care $34.0 8 % Arts, Entertainment & Recreation $30.3 7% Other $63.3 16%

G RANULARITY O F C OMMERCIAL L OAN R ELATIONSHIPS 14 $ in millions As of March 31, 2014 >$ 6 Million & < $12 million $165.7 41% Over $12 million $30.9 7 % Under $6 Million $211.0 52%

C ONSISTENTLY S TRONG C REDIT Q UALITY Mar 31, 2014 Dec 31, 2013 Mar 31, 2013 Allowance for loan losses as a 1.17% 1.17% 1.27% percentage of total loans Nonperforming loans as a 0.48% 0.41% 0.50% percentage of total loans Nonperforming assets as a 0.24% 0.20% 0.23% percentage of total assets 15

(1) As of 03/31/2014 or the most recent quarter for which regulatory filings are available ; excludes NBN which has unique business plan Source: SNL Financial C OMMERCIAL B USINESS L ENDING C&I Loans as % of Total Loans All public banks in New England between $500 million and $5 billion in total assets (1) 16 0.00 5.00 10.00 15.00 20.00 25.00 30.00 CXBT KTHN WFD EBTC BRKL CBNK BWFG SIFI UBNK NWYF MBVT FBNK CMTV HBNK Median SAL FNLC CAC PNBK BHB NHTB CNBKA WASH CATC UNB EBSB PEOP BLMT HIFS HIFS

P RICE TO T ANGIBLE B OOK V ALUE (1) As of 03/31/2014 or the most recent quarter for which regulatory filings are available; excludes NBN which has unique bu sin ess plan Source: Company SEC filings and call reports; stock prices as of 03/31/2014. . . . B UT OUR VALUATION DOES NOT REFLECT OUR STRONG COMMERCIAL PLATFORM AND FOCUS All public banks and thrifts in New England between $500 million and $5 billion in total assets (1) 17 0.0 50.0 100.0 150.0 200.0 250.0 EBSB UNB CMTV WASH CXBT NHTB CATC CAC MBVT FNLC BRKL HIFS BWFG EBTC Median BLMT BHB PNBK UBNK FBNK PEOP SAL SIFI HBNK CNBKA CBNK NWYF KTHN WFD NVSL

F OCUS ON C ORE D EPOSITS O VER FIVE YEAR PERIOD , TOTAL DEPOSITS GREW $206 MILLION (34.28%), WHILE N ON - MATURITY DEPOSITS GREW $199 MILLION (74.69%). March 31, 2014 March 31, 2009 18 Noninterest checking, 16% Interest - bearing checking, 5% Savings and MMDA, 36% Time, 43% Noninterest checking, 13% Interest - bearing checking, 9% Savings and MMDA, 22% Time, 56%

O UR C URRENT D EPOSIT M ARKET C ITIES & T OWNS WHERE WE HAVE BRANCHES * $ in thousands Source: SNL Financial *Does not include the Granby Banking Center deposit total which opened June 2013 19 Deposits Market Bank Name Branches 06/30/2013 Share 1 TD Bank National Association 14 1,216,805 19.63% 2 United Bank 10 866,413 13.98% 3 PeoplesBank 10 796,691 12.85% 4 Westfield Bank 11 783,224 12.64% 5 Bank of America, NA 11 755,930 12.20% 6 Berkshire Bank 7 447,600 7.22% 7 Hampden Bank 6 334,174 5.39% 8 Peoples United Bank 4 235,782 3.80% 9 First Niagra Bank NA 9 221,103 3.57% 10 RBS Citizens NA 11 155,921 2.52% 11 Nuvo Bank & Trust Co 1 104,986 1.69% 12 Soveriegn Bank NA 3 94,261 1.52% 13 Easthampton Savings Bank 2 65,993 1.06% 14 Webster Bank, NA 4 62,519 1.01% 15 Chicopee Savings Bank 1 56,549 0.91%

WESTFIELD FINANCIAL

NORTHERN CONNECTICUT BANKING CENTER
FIRST ENTRY INTO THE CONNECTICUT MARKET

- **Full service banking center in Granby, CT.**
  - Commercial lending reach through North Central Connecticut.
    - Bloomfield, East Granby, Windsor, West Hartford and greater Hartford.
  - Targeting areas with more affluent customers, including the Farmington Valley, which offers a strong residential lending opportunity.
  - We compete well against national banks and have solid expertise in small business and commercial when compared to smaller community banks.
- **More efficient modern branch.**
  - Small square footage; approximately 2,100 square feet.
- **Use of modern technology.**
  - Deposit Imaging ATM.
  - Cash Recyclers.
- **Links our franchise and our new northern CT presence; only bank in both Granby, CT and Massachusetts.**

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▪ First Quarter 2014 announced the launch of Westfield Wealth Management and Insurance Group. ▪ Formed a strategic alliance with Charter Oak Insurance Agency, a general agency of Massachusetts Mutual Insurance Co. o Charter Oak and Mass Mutual are within the Westfield Bank footprint. o Mass Mutual Trust is local to the area and provides for in - person trust services to Westfield Bank customers. o Strategic alliance provides for an ongoing revenue stream to Westfield Bank through referral based activity – the Bank does not have any significant operating expenses. ▪ Provides access to additional financial services for the bank’s more than 24,000 consumer clients and more than 2,400 business clients. o Insurance, Investment and Trust Services. o Provides a higher degree of customer retention and new customer acquisition to Bank service. 21 W EALTH M ANAGEMENT & I NSURANCE N EW S OURCE OF NONINTEREST INCOME

L EVERAGING T ECHNOLOGY M EETING CUSTOMER NEEDS WHILE GAINING OPERATIONAL EFFICIENCIES » We are leveraging technology to fulfill our customers needs for alternative ways to bank. » Cash Recyclers o Improved customer experience – processing speed improves efficiency o Reduced staffing needs » Mobile Image Capture o Summer of 2014 o From any iPhone, Android or iPad » Mobile App for iPhone, iPad & Android o Customers can also view account balances and transaction history, transfer money between accounts and pay bills. 22

APPENDIX 23

T OTAL L OANS 24 $ in millions As of March 31, 2014 7.50% CAGR $400 $475 $550 $625 $700 2009 2010 2011 2012 2013 Mar - 14 477 509 554 595 637 648

Q UARTERLY COMMERCIAL & INDUSTRIAL LOAN GROWTH 25 $ in millions $105 $110 $115 $120 $125 $130 $135 $140 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 115 126 127 129 127 136 133 Commercial & Industrial

Q UARTERLY COMMERCIAL REAL ESTATE LOAN GROWTH 26 $ in millions 240 246 243 244 257 264 $0 $50 $100 $150 $200 $250 $300 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 131 133 131 129 143 152 163 109 113 112 115 113 112 111 Owner Occupied CRE Non Owner Occupied CRE 274

T OTAL D EPOSITS 27 $ in millions As of March 31, 2014 5.96% CAGR $500 $550 $600 $650 $700 $750 $800 $850 2009 2010 2011 2012 2013 Mar - 14 648 700 733 753 817 807

C ONSERVATIVE S ECURITIES P ORTFOLIO 28 As of March 31, 2014 GSE Mortgage Backed Securities 72.8% New England Municpal Bonds 4.7% Government Sponsored Enterprise Debt 10.3% Equity Securities 1.4% Corporate Bonds 10.8%

S TRONG U NDERLYING C REDIT IN S ECURITIES P ORTFOLIO [Lower Medium Investment Grade] 29 As of March 31, 2014 Treasury/Agency 83.1% AAA 0.1% AA & A 11.9% Less than A 3.4% Not Rated 1.5% Treasury/Agency AAA AA & A Less than A Not Rated

E FFECTIVELY L EVERAGING C APITAL S HAREHOLDERS ’ EQUITY TO ASSETS 30 As of March 31, 2014 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2009 2010 2011 2012 2013 Mar - 14 20.76% 17.85% 17.34% 14.53% 12.01% 11.90%

C APITAL M ANAGEMENT C UMULATIVE R ETURN OF C APITAL S INCE S ECOND S TEP C ONVERSION On March 13, 2014 the Board of Directors authorized a stock repurchase program under which the Company may purchase up to 1,970,000 shares, or 10% of its outstanding common stock. 31 56,713 33.0% 87,135 50.7% Percentages at top of bars represent cumulative return of capital via dividends and repurchases as a percentage of net proceeds from second step conversion. 111,511 64.9% 153,963 89.7% 180,227 105.0% 184,001 107.2% As of March 31, 2014 - 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 2009 2010 2011 2012 2013 1Q 2014 32,540 46,835 61,140 71,861 77,733 78,862 24,173 40,300 50,371 82,102 102,494 105,139 Dividends Repurchases

E FFECTIVE P RICE E XECUTION OF R EPURCHASES S HARES R EPURCHASED BY Q UARTER AND P/TBV OF R EPURCHASES The lower the price, the more active WFD has been in its repurchase activity. By repurchasing significant numbers of shares below TBV, WFD has BOTH right - sized its capital level while ALSO increasing tangible book value. Shares Repurch (000) P/TBV of repurch 32 70% 80% 90% 100% 110% 120% 0 500 1,000 1,500 2,000 2,500 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 Shares Repurchased (000) Repurch Price / Last Quarter TBV

D IVIDEND H ISTORY 33 $0.00 $0.15 $0.30 $0.45 $0.60 $0.75 2008 2009 2010 2011 2012 2013 1Q 13 1Q 14 $0.20 $0.20 $0.22 $0.24 $0.24 $0.24 $0.06 $0.06 $0.40 $0.30 $0.30 $0.30 $0.20 $0.05 $0.05 Regular dividends Special dividends 2008 2009 2010 2011 2012 2013 1Q 13 1Q 14 Regular dividends $0.20 $0.20 $0.22 $0.24 $0.24 $0.24 $0.06 $0.06 Dividend payout 71.4% 90.9% 122.2% 218.2% 109.1% 70.6% 75.0% 66.7% Dividend yield 2.1% 1.9% 2.7% 2.6% 3.3% 3.2% 3.1% 3.2% Total dividends $0.60 $0.50 $0.52 $0.54 $0.44 $0.29 $0.11 $0.06 Dividend payout 214.3% 227.3% 288.9% 490.9% 200.0% 85.3% 137.5% 66.7% Dividend yield 6.2% 4.8% 6.3% 5.8% 6.0% 3.9% 5.7% 3.2%

D ILUTED E ARNINGS P ER S HARE 34 As of March 31, 2014 17.23% CAGR $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 2009 2010 2011 2012 2013 Mar - 13 Mar - 14 $0.18 $0.11 $0.22 $0.26 $0.34 $0.08 $0.09

WESTFIELD FINANCIAL, INC. AND SUBSIDIARIES
Consolidated Statements of Income and Other Data
(Dollars in thousands, except share and per share data)
(Unaudited)

	Three Months Ended				
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
INTEREST AND DIVIDEND INCOME:					
Loans	$ 6,557	$ 6,458	$ 6,371	$ 6,307	$ 6,271
Securities	3,406	3,594	3,954	3,917	4,057
Other investments - at cost	65	33	20	21	19
Federal funds sold, interest-bearing deposits and other short-term investments	6	4	3	1	2
Total interest and dividend income	10,034	10,089	10,348	10,246	10,349
INTEREST EXPENSE:					
Deposits	1,291	1,358	1,390	1,390	1,387
Long-term debt	1,011	1,051	1,094	1,188	1,258
Short-term borrowings	77	73	36	31	34
Total interest expense	2,379	2,482	2,520	2,609	2,679
Net interest and dividend income	7,655	7,607	7,828	7,637	7,670
PROVISION (CREDIT) FOR LOAN LOSSES	100	120	(71)	(70)	(235)
Net interest and dividend income after provision for loan losses	7,555	7,487	7,899	7,707	7,905
NONINTEREST INCOME:					
Service charges and fees	670	625	615	594	572
Income from bank-owned life insurance	379	388	388	387	385
Gain on bank-owned life insurance death benefit	-	-	-	563	-
Loss on prepayment of borrowings	-	-	(540)	(1,404)	(1,426)
Gain on sales of securities, net	29	330	546	823	1,427
Total noninterest income	1,078	1,343	1,009	963	958
NONINTEREST EXPENSE:					
Salaries and employees benefits	3,778	3,774	4,059	3,817	3,808
Occupancy	761	731	733	730	705
Data processing	515	586	602	602	526
Professional fees	512	497	499	527	510
OREO expense	-	-	-	-	22
FDIC insurance	165	162	169	163	161
Other	803	738	789	950	783
Total noninterest expense	6,534	6,488	6,851	6,789	6,515
INCOME BEFORE INCOME TAXES	2,099	2,342	2,057	1,881	2,348
INCOME TAX PROVISION	451	533	476	297	566
NET INCOME	$ 1,648	$ 1,809	$ 1,581	$ 1,584	$ 1,782
Basic earnings per share	$ 0.09	$ 0.09	$ 0.08	$ 0.08	$ 0.08
Weighted average shares outstanding	18,812,795	19,379,466	19,583,632	20,276,261	21,102,021
Diluted earnings per share	$ 0.09	$ 0.09	$ 0.08	$ 0.08	$ 0.08
Weighted average diluted shares outstanding	18,812,795	19,379,466	19,583,632	20,276,261	21,102,075

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WESTFIELD FINANCIAL, INC. AND SUBSIDIARIES Consolidated Balance Sheets and Other Data (Dollars in thousands, except per share data) ( Unaudited) 36 March 31, December 31, September 30, June 30, March 31, 2014 2013 2013 2013 2013 Cash and cash equivalents $ 21,370 $ 19,742 $ 28,418 $ 15,706 $ 19,183 Securities available for sale, at fair value 233,899 243,204 242,957 417,053 616,155 Securities held to maturity, at cost 292,019 295,013 298,988 173,982 - Federal Home Loan Bank of Boston and other restricted stock - at cost 15,631 15,631 15,631 15,629 15,242 Loans 648,240 637,427 620,154 606,605 596,264 Allowance for loan losses 7,567 7,459 7,311 7,473 7,565 Net loans 640,673 629,968 612,843 599,132 588,699 Bank - owned life insurance 47,558 47,179 46,791 46,403 46,607 Other assets 23,866 26,104 25,703 25,730 20,967 TOTAL ASSETS $ 1,275,016 $ 1,276,841 $ 1,271,331 $ 1,293,635 $ 1,306,853 Total deposits $ 806,695 $ 817,112 $ 793,510 $ 782,682 $ 772,196 Short - term borrowings 58,460 48,197 61,784 69,972 55,827 Long - term debt 248,568 248,377 248,184 269,991 289,600 Securities pending settlement 195 299 - - 288 Other liabilities 9,512 8,712 10,954 10,573 9,962 TOTAL LIABILITIES 1,123,430 1,122,697 1,114,432 1,133,218 1,127,873 TOTAL SHAREHOLDERS' EQUITY 151,586 154,144 156,899 160,417 178,980 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 1,275,016 $ 1,276,841 $ 1,271,331 $ 1,293,635 $ 1,306,853 Book value per share $ 7.66 $ 7.65 $ 7.57 $ 7.73 $ 8.17

O THER D ATA 37 (1) Three months results have been annualized. (2) The efficiency ratio represents the ratio of operating expenses divided by the sum of net interest and dividend income and noninterest income, excluding gain and loss of the sale of securities, gain on bank - owned life insurance death benefit and loss on prepayment of borrowings. March 31, December 31, September 30, June 30, March 31, 2014 2013 2013 2013 2013 Return on average assets (1) 0.52% 0.57% 0.49% 0.49% 0.56% Return on average equity (1) 4.38% 4.61% 3.96% 3.66% 3.97% Efficiency ratio (2) 75.07 75.27 77.58 78.78 75.52 Net interest margin 2.63% 2.57% 2.62% 2.55% 2.59% 30 - 89 day delinquent loans $ 5,382 $ 3,459 $ 1,860 $ 1,438 $ 1,919 Nonperforming loans 3,095 2,586 2,933 3,272 2,957 Nonperforming loans as a percentage of total loans 0.48% 0.41% 0.47% 0.54% 0.50% Nonperforming assets as a percentage of total assets 0.24% 0.20% 0.23% 0.25% 0.23% Allowance for loan losses as a percentage of nonperforming loans 244.49% 288.44% 249.27% 228.39% 255.83% Allowance for loan losses as a percentage of total loans 1.17% 1.17% 1.18% 1.23% 1.27%

WESTFIELD FINANCIAL

TOTAL RETURN PERFORMANCE *

THREE YEAR TOTAL RETURN VERSUS SNL THRIFT INDEX


30.00
20.00
10.00
0.00
(10.00)
(20.00)
(30.00)
05/06/2011
08/06/2011
11/06/2011
02/06/2012
05/06/2012
08/06/2012
11/06/2012
02/06/2013
05/06/2013
08/06/2013
11/06/2013
02/06/2014
05/06/2014
WFD
SNL U.S. Thrift

* Source: SNL Financial, data as of close of business May 6, 2014

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